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                                                                    EXHIBIT 10.3



       AMENDMENT TO THE PBGC - RJR NABISCO HOLDINGS CORP. - R. J. REYNOLDS
             TOBACCO COMPANY AGREEMENT EFFECTIVE AS OF MAY 20, 1999


         THIS AMENDMENT to the Agreement by and among the Pension Benefit Guaranty Corporation, RJR Nabisco Holdings Corp. and R. J. Reynolds Tobacco Company is made and entered into by and between the Pension Benefit Guaranty Corporation, R. J. Reynolds Tobacco Holdings, Inc., and R. J. Reynolds Tobacco Company, and is effective as of June 14, 1999.


                                   WITNESSETH

WHEREAS, effective May 20, 1999, the Pension Benefit Guaranty Corporation ("PBGC"), RJR Nabisco Holdings Corp. and R. J. Reynolds Tobacco Company entered into an Agreement ("Agreement"); and

WHEREAS, under the Agreement, R. J. Reynolds Tobacco Company, abbreviated "RJR," is the sponsor of the Retirement Plan for Employees of RJR Nabisco, Inc., abbreviated as "Plan," and is the party that is charged with performing many of the obligations required by the Agreement; and

WHEREAS, under section III of the Agreement, R. J. Reynolds Tobacco Company is the party obligated to make certain "Required Contributions" to the Plan; and

WHEREAS, under section V of the Agreement, R. J. Reynolds Tobacco Company is the party obligated to maintain the Required Credit Balance in the Plan; and

WHEREAS, under section VI of the Agreement, R. J. Reynolds Tobacco Company must provide an irrevocable Letter of Credit to the PBGC; and

WHEREAS, under section VII of the Agreement, PBGC is obligated to return certain escrowed amounts to R. J. Reynolds Tobacco Company under certain conditions; and

WHEREAS, under section VIII of the Agreement, the expiration of the Agreement can be based, inter alia, on R. J. Reynolds Tobacco Company demonstrating to PBGC that it has satisfied certain criteria; and

WHEREAS, under section IX of the Agreement, R. J. Reynolds Tobacco Company must provide certain enumerated notices and information to PBGC's Corporate Finance and Negotiations Department; and

WHEREAS, by amendment to the Plan effective June 14, 1999, R.J. Reynolds Tobacco Holdings, Inc. replaced R. J. Reynolds Tobacco Company, Inc. as sponsor of the Plan, which was renamed the R. J. Reynolds Retirement Plan; and


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WHEREAS, R.J. Reynolds Tobacco Holdings, Inc. is now the party that is obligated to meet all of the obligations of the Agreement that had to be met by R. J. Reynolds Tobacco Company, including providing an irrevocable Letter of Credit to PBGC and making Required Contributions to the Plan;

NOW THEREFORE, R.J. Reynolds Tobacco Holdings, Inc., R. J. Reynolds Tobacco Company, and PBGC agree to the following:

1. The Agreement is amended to substitute R.J. Reynolds Tobacco Holdings, Inc. for R. J. Reynolds Tobacco Company each and every time it is used anywhere in sections II through X of the Agreement and all attachments thereto; and

2. The use of the abbreviation "RJR" in the Agreement and all attachments thereto shall refer to R.J. Reynolds Tobacco Holdings, Inc.; and

3. Section I of the Agreement, "Definitions," is amended to substitute R. J. Reynolds Retirement Plan for the definition of "Plan," and to add a new definition as follows: "R.J. Reynolds Tobacco Holdings, Inc." shall mean R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation.



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4. Except as the Agreement is modified by this Amendment, the Agreement remains unchanged and in full force and effect, and the parties hereby ratify and affirm the Agreement as modified hereby.

IN WITNESS WHEREOF, the parties have signed and agreed as of the date first written above.


                       PENSION BENEFIT GUARANTY CORPORATION


DATE:    5/11/00       By:  /s/ Andrea Schneider
     -------------          ----------------------------------------------------
                            Andrea Schneider, Chief Negotiator and Director
                            Corporate Finance and Negotiations Department



                       R. J. REYNOLDS TOBACCO HOLDINGS, INC.


DATE:    5/15/00       By:  /s/ McDara P. Folan, II
     -------------          ----------------------------------------------------
                            McDara P. Folan, III
                            Vice President, Deputy General Counsel and Secretary


DATE:    5/15/00       By:  /s/ Kenneth J. Lapiejko
     -------------          ----------------------------------------------------
                            Kenneth J. Lapiejko
                            Executive Vice President and Chief Financial Officer